                                                                    EXHIBIT 23.2


                             Tauber & Balser, P.C.
                         3340 Peachtree Road, Suite 250
                             Atlanta, Georgia 30326



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference of our report dated February 12, 1999 included in the December 20, 2000 Form S-3, Amendment 6, of Log On America, Inc.


 /s/ Tauber & Balser, P.C.
------------------------------
Tauber & Balser, P.C.
Atlanta, Georgia
December 20, 2000